UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6709

Name of Registrant: Vanguard Florida Tax-Free Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2006–November 30, 2007

Item 1: Reports to Shareholders

Vanguard® Florida Long-Term Tax-Exempt Fund Annual Report

November 30, 2007

>	For the fiscal year ended November 30, 2007, the Investor Shares of Vanguard Florida Long-Term Tax-Exempt Fund returned 2.9%, and the Admiral Shares returned 3.0%.
>	The fund’s result lagged that of the benchmark index but outperformed the peer-group average.
>

After rising for three years, interest rates began to decline in midsummer as investors became more concerned about the larger impact of subprime lending woes. The Federal Reserve Board stepped in during, and after, the period, lowering interest rate targets to address concerns about liquidity and a slowing economy.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
About Your Fund’s Expenses	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	VFLTX	2.9%
SEC 30-Day Annualized Yield: 3.98%
Taxable-Equivalent Yield: 6.12%[1]
Admiral™ Shares[2]	VFLRX	3.0
SEC 30-Day Annualized Yield: 4.05%
Taxable-Equivalent Yield: 6.23%[1]
Lehman 10 Year Municipal Bond Index		3.5
Average Florida Municipal Debt Fund[3]		0.9

Your Fund’s Performance at a Glance
November 30, 2006–November 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	$11.73	$11.53	$0.515	$0.017
Admiral Shares	11.73	11.53	0.523	0.017

1 This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35%. Please see the prospectus for a detailed explanation of the calculation.

2 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The past fiscal year was a tale of two markets. For most of this period, concerns about inflation drove interest rates higher (and bond prices lower), especially at the longer end of the maturity spectrum. Beginning in midsummer, however, as the subprime mortgage crisis reverberated through the markets, investors bid up ultra-safe U.S. Treasury securities, driving their yields lower. These interest rate dynamics were less pronounced in the tax-exempt bond market, and on balance, municipal securities lagged their Treasury counterparts. As municipal bond prices declined, their tax-exempt yields increased to exceptionally attractive levels relative to taxable bond yields.

In this environment, the Investor Shares of Vanguard Florida Long-Term Tax-Exempt Fund returned a respectable 2.9% for the fiscal year (the Admiral Shares returned 3.0%), as interest income more than offset a modest decline in share prices. As of November 30, the Investor Shares’ yield was 3.98% (up from 3.83% a year ago). For investors in the highest federal income tax bracket, the taxable-equivalent yield was 6.12%. Yields were slightly higher for Admiral Shares.

Please note: Although the fund’s income distributions are expected to be exempt from federal taxes, a portion of these distributions may be subject to the alternative minimum tax.

Federal Reserve rate cuts depressed short-term yields

Ongoing turmoil in the subprime lending market engendered a “flight to quality” that drove prices of U.S. Treasury bonds sharply higher, and as the bonds’ prices rose, their yields fell. Declines in Treasury yields were steepest at the short end of the maturity spectrum.

The declines were prompted largely by the actions of the Federal Reserve Board, which cut its target for the federal funds rate on two separate occasions. (On December 11, 2007, after the end of the fiscal period, the central bank again lowered the target for short-term interest rates by 0.25 percentage point, to 4.25%.) The yield of the 3-month Treasury bill, which started the fiscal year at 5.02%, had dropped nearly 2 percentage points, to 3.15%, by the end of the period.

The broad taxable bond market returned 6.0% for the fiscal 12 months. Returns from tax-exempt municipal bonds were lower, at 2.7%.

A volatile stock market produced solid gains

Although the U.S. economy began to slow toward the end of the fiscal year, stocks produced solid returns for the 12 months. These gains came despite a recession in

Market Barometer
	Average Annual Total Returns
Periods Ended November 30, 2007
	One Year	Three Years	Five Years
Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	6.0%	4.8%	4.8%
Lehman Municipal Bond Index	2.7	4.2	4.7
Citigroup 3-Month Treasury Bill Index	4.9	4.1	2.9

Stocks
Russell 1000 Index (Large-caps)	7.8%	10.6%	12.3%
Russell 2000 Index (Small-caps)	–1.2	7.9	14.9
Dow Jones Wilshire 5000 Index (Entire market)	7.6	10.7	12.9
MSCI All Country World Index ex USA (International)	22.5	22.7	24.1

CPI
Consumer Price Index	4.3%	3.2%	3.0%

housing and growing problems among subprime mortgage lenders—problems that first erupted in midsummer and continued to rattle the financial markets for the remainder of the period. In November, the stock market was quite volatile, as crude oil prices hovered near historic highs while the U.S. dollar continued to lose ground against other major currencies.

The broad U.S. stock market returned 7.6% for the year. Returns from large-capitalization stocks far outpaced those of small-cap issues, and growth stocks outperformed their value-oriented counterparts.

International stocks continued to outperform domestic issues. Emerging-markets stocks did particularly well, followed by stocks in Europe and the Pacific regions—excluding Japan, where returns were slight. The dollar’s ongoing weakness further enhanced international markets’ gains for U.S.-based investors.

Portfolio skillfully navigated choppy waters in the period

During the second half of fiscal year 2007, U.S. Treasury securities outperformed almost all other fixed income investments, from below-investment-grade bonds to AAA tax-exempt securities. Investors

Expense Ratios[1]
Your fund compared with its peer group
			Average Florida
	Investor	Admiral	Municipal
	Shares	Shares	Debt Fund
Florida Long-Term Tax-Exempt Fund	0.15%	0.08%	1.10%

1	Fund expense ratios reflect the 12 months ended November 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

seeking refuge in virtually risk-free securities drove Treasury yields lower and prices higher. The relative performance of municipal bonds was also held in check by a significant increase in supply. Nationwide, total tax-exempt issuance increased almost 25% for the 12 months ended November 30, and is on track to reach a new calendar-year record.

Compared with U.S. Treasury bonds, interest rate movements among tax-exempt bonds were more subdued, though still significant. The midsummer reversal in interest rates helped your fund finish the fiscal year on a positive note. Rising rates in the first half put pressure on the fund’s portfolio, keeping its total return to just 0.2% for the period. Later in the year, however, falling interest rates (or, put differently, rising prices) combined with interest income to help the fund deliver a 2.9% return for Investor Shares and 3.0% for Admiral Shares for the full 12-month period.

Although the fund trailed its benchmark index, it topped the average return for competing Florida municipal bond funds by 2 percentage points. This margin of outperformance was notable in a year that produced daunting challenges for fixed income managers.

Total Returns
Ten Years Ended November 30, 2007
	Average
	Annual Return
		Average
	Vanguard	Competing
	Fund	Fund[1]
Florida Long-Term Tax-Exempt Fund Investor Shares	5.4%	4.2%

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1	Average Florida Insured Municipal Debt Fund through March 31, 2002, and Average Florida Municipal Debt Fund thereafter. Peer-group returns are derived from data provided by Lipper Inc.

Low expenses help sustain long-term performance

Over time, Vanguard’s emphasis on high-quality securities, prudent portfolio management, and low costs has helped to produce impressive results relative to competing tax-exempt portfolios.

The Florida Long-Term Tax-Exempt Fund’s Investor Shares earned an average annual return of 5.4% over the ten years ended November 30, transforming a hypothetical initial investment of $10,000 made a decade ago into $16,866. By comparison, an equal investment in the average competing fund would have grown to $15,156. The Florida Long-Term Tax-Exempt Fund’s long-term performance benefits from Vanguard’s low costs—which enable the portfolio managers to focus their efforts on identifying high-quality securities from hundreds of diverse municipal issuers.

Income and quality are anchors for diversified portfolios

Over the past year, both equity and fixed income markets have experienced increased volatility. Because market cycles are hard to predict with accuracy, Vanguard always encourages shareholders to invest with a long-term view, to diversify within and across asset classes, and to pay attention to costs.

Fixed income investments have an important role to play in a balanced, diversified portfolio. A fixed income allocation can moderate the volatility of an all-stock portfolio while generating a steady stream of income. For investors in higher tax brackets, municipal bonds can be an especially attractive option.

Along with an experienced portfolio management team, your fund’s advisor, Vanguard Fixed Income Group, has a large and experienced credit analysis group that independently evaluates high-quality municipal securities issued by a broad cross section of Florida state and local governments as well as regional authorities. And, by keeping expenses low, the advisor helps investors keep more of their returns. The Florida Long-Term Tax-Exempt Fund can play an important role in helping you build a diversified portfolio to achieve your financial goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

December 17, 2007

Advisor’s Report

For the fiscal year ended November 30, 2007, the Investor Shares of Vanguard Florida Long-Term Tax-Exempt Fund returned 2.9%, lagging the fund’s benchmark index but outperforming the peer-group average. The fund’s Admiral Shares returned 3.0%.

The investment environment

Over the past year, the U.S. economy expanded slightly below its potential long-run growth rate. The Commerce Department’s estimate of growth in real gross domestic product (GDP) for the 12 months ended September 30, 2007, was 2.8%. Robust GDP growth in the July–September quarter was fueled by surging global demand for U.S. exports (made more attractive by a relatively weak dollar) and an expanding service sector.

Consumer spending, adjusted for inflation, grew at a 2.9% pace for the 12 months ended November 30, thanks to rising incomes and a fairly tight labor market. Consensus expectations point to a moderation in real GDP growth going forward as the housing recession continues and the attendant “credit crunch” increases financing costs.

The rate of consumer inflation accelerated toward the end of 2007 as food and energy prices rose. For the 12 months ended November 30, the Consumer Price Index (CPI) increased 4.3%. Expectations for core CPI inflation (excluding food and energy prices) are for a modest and gradual deceleration toward or even below 2% in coming months.

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2006	2007
2 years	3.45%	3.18%
5 years	3.43	3.26
10 years	3.56	3.62
30 years	3.91	4.32

Yields of U.S. Treasury Securities
	November 30,	November 30,
Maturity	2006	2007
2 years	4.61%	3.00%
5 years	4.45	3.39
10 years	4.46	3.94
30 years	4.56	4.38

Source: Vanguard.

Following its 50-basis-point reduction in the federal funds target rate in September, the Federal Reserve Board again lowered its target, by 25 basis points, to 4.5% on October 31. On December 11, after the end of the fiscal year, the Fed reduced the target rate by another 25 basis points to 4.25%. In its statement at that time, the Fed commented that “economic growth is slowing, reflecting the intensification of the housing correction and some softening in business and consumer spending,” although recent actions “should help promote moderate growth over time.” Many financial market participants expect further reductions in the federal funds rate in 2008, given expectations for slower growth, stable core inflation rates, and ongoing concerns about credit availability.

Impact of subprime lending woes

Over the 12 months ended November 30, municipal bonds underperformed U.S. Treasuries across the yield curve. This reflected a global “flight to quality” that produced a rally in Treasuries as the subprime lending crisis continued to unnerve the credit markets. The relative underperformance of municipal bonds was exacerbated by credit concerns surrounding some of the municipal insurance companies that backstop many AAA-rated municipal bonds. The net effect of these forces was to cheapen high-quality tax-exempt bonds to extraordinarily attractive levels on an after-tax basis.

For fiscal-year 2007, total tax-exempt issuance increased 24.6% to $451.9 billion. At the end of the period, municipal market issuance appeared headed toward a calendar-year record. In Florida, total tax-exempt issuance increased a modest 9.2%, notably less than the nationwide pace.

Management of the fund

The Florida Long-Term Tax-Exempt Fund’s performance reflected the impact of rising yields in the first half of the period, then falling yields in the second half. Ultimately, the fund outpaced the peer-group average by 2 percentage points as the fund benefited from an emphasis on the market’s highest-quality securities and the portfolio’s low expenses. On an absolute basis, however, the Investor Shares’ 2.9% return was modest, as rising interest rates for longer-term bonds put pressure on the fund’s holdings.

About half of all outstanding municipal debt is guaranteed by various insurance companies. Recent news about some of these companies has brought into question the durability of AAA ratings, given the insurers’ exposure to guaranteed residential mortgage-backed securities. It is important to remember that the decision to invest in insured bonds and money market instruments depends first and foremost on the quality of the underlying tax-exempt issuer.

As a matter of course, Vanguard always looks carefully beneath the surface, to an evaluation of the underlying credit as the key factor in the purchase of a tax-exempt instrument. Our large and experienced municipal credit group conducts a focused and diligent examination of all holdings, and we believe our shareholders can continue to rely on the rigorous review and oversight process that is consistent with our funds’ objectives.

We expect that the Florida Long-Term Tax-Exempt Fund’s combination of low costs, prudent management, and bias toward high-quality issues will continue to produce more-than-competitive returns.

John M. Carbone, Principal

Vanguard Fixed Income Group

December 19, 2007

Fund Profile

As of November 30, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	163	7,034	42,147
Yield		—	—
Investor Shares	4.0%
Admiral Shares	4.1%
Yield to Maturity	4.0%[3]	3.8%	4.0%
Average Coupon	5.3%	5.0%	5.0%
Average Effective
Maturity	6.9 years	9.9 years	13.4 years
Average Quality	AA+	AAA	AA+
Average Duration	5.4 years	6.2 years	7.2 years
Expense Ratio		—	—
Investor Shares	0.15%
Admiral Shares	0.08%
Short-Term Reserves	0%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.95
Beta	0.95	1.10

Distribution by Maturity (% of portfolio)

Under 1 Year	3.7%
1–5 Years	32.6
5–10 Years	51.6
10–20 Years	9.6
20–30 Years	2.5

Distribution by Credit Quality (% of portfolio)

AAA	83.7%
AA	5.1
A	9.1
BBB	2.1

Investment Focus

1	Lehman 10 Year Municipal Bond Index.
2	Lehman Municipal Bond Index.
3	Before expenses.
4	For an explanation of R-squared beta, and other terms used here, see the Glossary on page 29.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1997–November 30, 2007

Initial Investment of $10,000

Average Annual Total Returns				Final Value
Periods Ended November 30, 2007				of a $10,000
	One Year	Five Years	Ten Years	Investment
Florida Long-Term Tax-Exempt Fund
Investor Shares[1]	2.94%	4.58%	5.37%	$16,866
Lehman Municipal Bond Index	2.71	4.68	5.30	16,760
Lehman 10 Year Municipal Bond Index	3.51	4.71	5.35	16,839
Average Florida Municipal Debt Fund[2]	0.93	3.77	4.25	15,156

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Florida Long-Term Tax-Exempt Fund Admiral Shares	3.01%	4.65%	4.63%	$131,504
Lehman Municipal Bond Index	2.71	4.68	4.53	130,760
Lehman 10 Year Municipal Bond Index	3.51	4.71	4.61	131,378

1	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2	Derived from data provided by Lipper Inc.; based on the Average Florida Insured Municipal Debt Fund through March 31, 2002, and the Average Florida Municipal Debt Fund thereafter.
3	Performance for the fund’s Admiral Shares and comparative standards is calculated since the share-class inception on November 12, 2001.

Fiscal-Year Total Returns (%): November 30, 1997–November 30, 2007

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	2.9%	5.1%	8.0%	8.1%
1999	–6.5	4.6	–1.9	–0.4
2000	3.6	5.4	9.0	7.7
2001	3.9	5.1	9.0	8.2
2002	2.3	4.7	7.0	6.7
2003	2.9	4.5	7.4	6.9
2004	–0.6	4.3	3.7	4.0
2005	–1.3	4.3	3.0	3.0
2006	1.3	4.6	5.9	6.2
2007	–1.6	4.5	2.9	3.5

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	9/1/1992	3.10%	3.75%	0.60%	4.73%	5.33%
Admiral Shares	11/12/2001	3.17	3.82	0.00[3]	4.54[3]	4.54[3]

1	Lehman 10 Year Municipal Bond Index.
2	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3	Return since inception.

Note: See Financial Highlights tables on pages 21 and 22 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of November 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Municipal Bonds (99.0%)
Alachua County FL Health Fac. Auth.
(Shands Teaching Hosp.)	6.250%	12/1/11 (1)	3,095	3,365
Alachua County FL Health Fac. Auth.
(Shands Teaching Hosp.)	6.250%	12/1/16 (1)	8,695	9,978
Boynton Beach FL Util. System Rev.	5.375%	11/1/13 (3)	2,400	2,638
Boynton Beach FL Util. System Rev.	5.375%	11/1/15 (3)	2,665	2,977
Boynton Beach FL Util. System Rev.	5.500%	11/1/18 (3)	3,125	3,587
Boynton Beach FL Util. System Rev.	5.500%	11/1/20 (3)	3,480	4,010
Boynton Beach FL Util. System Rev.	6.250%	11/1/20 (3)(ETM)	415	494
Brevard County FL Health Fac. Auth. Rev.
(Holmes Regional Medical Center)	5.625%	10/1/14 (1)	2,000	2,003
Brevard County FL School Board COP	5.000%	7/1/22 (2)	4,400	4,654
Brevard County FL Util. Rev.	5.250%	3/1/12 (3)	3,805	4,080
Brevard County FL Util. Rev.	5.250%	3/1/14 (3)	2,045	2,189
Broward County FL School Board COP	5.375%	7/1/11 (4)(Prere.)	5,755	6,164
Broward County FL School Board COP	5.375%	7/1/11 (4)(Prere.)	6,325	6,774
Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	4,635	5,025
Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	5,205	5,643
Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	5,170	5,605
Broward County FL School Board COP	5.250%	7/1/17 (4)	5,000	5,535
Broward County FL School Board COP	5.500%	7/1/18 (4)	14,575	15,576
Broward County FL School Board COP	5.500%	7/1/19 (4)	15,710	16,789
Cape Coral FL Water & Sewer Rev.	5.000%	10/1/27 (2)	7,470	7,784
Citrus County FL Water & Wastewater System Rev.	5.000%	10/1/25 (4)	3,670	3,854
Collier County FL School Board COP	6.250%	2/15/13 (4)	12,500	14,084
Collier County FL School Board COP	5.000%	2/15/27 (4)	15,000	15,594
Coral Springs FL Improvement Dist.
Water & Sewer GO	6.000%	6/1/10 (1)	1,850	1,913
Davie FL Water & Sewer Rev.	6.375%	10/1/12 (2)	2,500	2,739
Dunedin FL Util. System Rev.	6.750%	10/1/08 (3)	1,115	1,145
Dunedin FL Util. System Rev.	6.750%	10/1/10 (3)	2,465	2,646
Florida Board of Educ. Capital Outlay	5.500%	6/1/14	10,000	10,777
Florida Board of Educ. Capital Outlay	5.375%	6/1/17 (3)	4,010	4,339
Florida Board of Educ. Public Educ.	5.375%	6/1/15	12,000	12,961
Florida Board of Educ. Public Educ.	5.000%	6/1/32	12,050	12,377
Florida Board of Educ. Rev. (Lottery Rev.)	5.750%	7/1/10 (3)(Prere.)	8,475	9,074
Florida Board of Educ. Rev. (Lottery Rev.)	5.750%	7/1/10 (3)(Prere.)	8,960	9,593
Florida Board of Educ. Rev. (Lottery Rev.)	5.500%	7/1/15 (2)	12,105	13,063
Florida Turnpike Auth. Rev.	5.000%	7/1/33	13,985	14,331
Hernando County FL Water & Sewer	5.000%	6/1/29 (1)	4,000	4,114

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Highlands County FL Health Rev.
(Adventist Health System)	6.000%	11/15/11 (Prere.)	10,000	11,043
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/31	4,000	3,967
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/35	10,000	9,852
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/11 (4)	4,610	4,953
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/12 (4)	5,670	6,173
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/13 (4)	3,000	3,305
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/14 (4)	5,365	5,972
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/15 (4)	3,945	4,423
Hillsborough County FL IDA
(Tampa General Hosp. Project)	5.250%	10/1/26	4,800	4,891
Hillsborough County FL IDA
(Tampa General Hosp. Project)	5.250%	10/1/34	10,870	10,918
Hillsborough County FL IDA
(Univ. Community Hosp.)	6.500%	8/15/19 (1)	17,850	21,351
Hillsborough County FL School Board COP	5.250%	7/1/17 (1)	7,005	7,776
Hillsborough County FL School Board COP	5.500%	7/1/18 (1)	14,945	16,946
Indian River County FL Water & Sewer Rev.	6.500%	9/1/08 (3)	1,310	1,340
Jacksonville FL Health Fac. Auth. Hosp. Rev.
(Baptist Medical Center)	5.000%	8/15/27	7,620	7,654
Key West FL Util. Board Election Rev.	5.000%	10/1/31 (1)	5,375	5,557
Lakeland FL Electric & Water Rev.	6.050%	10/1/09 (4)	4,000	4,190
Lakeland FL Electric & Water Rev.	6.550%	10/1/09 (4)	4,000	4,224
Lakeland FL Electric & Water Rev.	0.000%	10/1/11 (1)	8,420	7,357
Lakeland FL Electric & Water Rev.	0.000%	10/1/12 (1)	2,020	1,699
Lakeland FL Electric & Water Rev.	6.050%	10/1/14 (4)	2,000	2,298
Lakeland FL Energy Systems Rev.	5.000%	10/1/31 (10)	11,600	11,950
Lakeland FL Water & Wastewater Rev.	5.250%	10/1/32	10,000	10,469
Lee County FL IDA Health Care Fac. Rev.
(Shell Point Village)	5.500%	11/15/09 (Prere.)	11,925	12,525
Lee County FL IDA Health Care Fac. Rev.
(Shell Point Village)	5.000%	11/15/29	4,000	3,742
Lee County FL School Board COP	6.000%	8/1/08 (4)	6,180	6,255
Lee County FL School Board COP	5.000%	8/1/27 (4)	5,000	5,170
Lee County FL School Board COP	5.000%	8/1/28 (4)	5,000	5,160
Lee Memorial Health System Florida Hosp. Rev.	5.250%	4/1/35	5,090	5,165
Marion County FL Hosp. Dist. Rev.
(Munroe Regional Health System)	5.000%	10/1/29	10,290	10,195
Miami Beach FL Water & Sewer Rev.	5.625%	9/1/17 (2)	2,550	2,724
Miami-Dade County FL Educ. Fac. Auth. Rev.
(Univ. of Miami)	5.000%	4/1/14 (2)(Prere.)	13,760	14,923
Miami-Dade County FL Educ. Fac. Auth. Rev.
(Univ. of Miami)	5.000%	4/1/14 (2)(Prere.)	10,910	11,832
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/27 (1)	10,000	10,239
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/28 (1)	10,890	11,122
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/29 (1)	4,065	4,147

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	3,840	4,148
Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,650	2,862
Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,460	2,657
Miami-Dade County FL School Board COP	5.000%	11/1/31 (2)	20,000	20,609
Miami-Dade County FL School Board COP	5.000%	11/1/31 (2)	7,885	8,125
Miami-Dade County FL School Board COP PUT	5.500%	5/1/11 (1)	8,500	9,021
Miami-Dade County FL Transit Sales Surtax Rev.	5.000%	7/1/31 (10)	5,000	5,147
Miramar FL Wastewater
Improvement Assessment Rev.	5.000%	10/1/25 (1)	730	744
Ocala FL Water & Sewer Rev.	6.000%	10/1/10 (2)	1,545	1,616
Orange County FL Health Fac. Auth. Rev.
(Adventist Sunbelt Group)	6.250%	11/15/12 (Prere.)	5,000	5,638
Orange County FL Health Fac. Auth. Rev.
(Nemours Foundation Project)	5.000%	1/1/15 (Prere.)	4,905	5,360
Orange County FL Health Fac. Auth. Rev.
(Nemours Foundation Project)	5.000%	1/1/35	1,435	1,482
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/09 (1)(ETM)	4,935	5,196
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/09 (1)	2,045	2,147
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/10 (1)(ETM)	5,260	5,684
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/10 (1)	2,175	2,342
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/11 (1)	1,875	2,061
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/11 (1)(ETM)	2,765	3,061
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/13 (1)(ETM)	3,160	3,637
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/13 (1)	1,890	2,140
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)	1,515	1,759
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)(ETM)	95	111
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)(ETM)	3,890	4,603
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/18 (1)	6,770	8,026
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/21 (1)	11,500	13,793
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	5.125%	11/15/39	9,000	9,015
Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,170	3,389
Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,955	4,228
Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,500	3,741
Orange County FL School Board COP	5.000%	8/1/30 (3)	5,000	5,156
Orange County FL School Board COP	5.000%	8/1/32 (3)	12,070	12,450
Orange County FL School Board VRDO	3.500%	12/3/07 (3)	15,000	15,000
Orange County FL School Board VRDO	3.500%	12/3/07 (1)	2,600	2,600
Orange County FL Tourist Dev. Rev.	5.900%	10/1/10 (1)(ETM)	835	894
Orlando & Orange County FL Expressway Auth.	6.500%	7/1/10 (3)	2,000	2,155
Orlando & Orange County FL Expressway Auth.	8.250%	7/1/14 (3)	3,000	3,817
Orlando & Orange County FL Expressway Auth.	8.250%	7/1/15 (3)	8,360	10,888
Orlando FL Util. Comm. Water & Electric Rev.	5.250%	10/1/14 (ETM)	5,000	5,544

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Orlando FL Util. Comm. Water & Electric Rev.	6.750%	10/1/17 (ETM)	12,700	15,124
Palm Beach County FL Criminal Justice Fac. Rev.	7.200%	6/1/14 (3)	16,300	19,709
Palm Beach County FL Criminal Justice Fac. Rev.	7.200%	6/1/15 (3)	3,000	3,694
Palm Beach County FL Health Fac. Auth. Hosp. Rev.	5.625%	12/1/31	16,500	16,864
Palm Beach County FL School Board COP	6.000%	8/1/10 (3)(Prere.)	7,495	8,080
Palm Beach County FL School Board COP	5.250%	8/1/12 (4)(Prere.)	4,050	4,387
Palm Beach County FL School Board COP	5.250%	8/1/18 (4)	2,300	2,444
Palm Beach County FL School Board COP	5.000%	8/1/24 (1)	7,135	7,497
Palm Beach County FL School Board COP	5.000%	8/1/27 (3)	8,740	9,100
Palm Beach County FL Water & Sewer	5.000%	10/1/31	14,605	15,207
Palm Beach County FL Water & Sewer	5.000%	10/1/36	16,500	17,119
Pasco County FL Water & Sewer Rev.	5.000%	10/1/36 (4)	10,000	10,288
Polk County FL Public Fac. Rev.	5.000%	12/1/30 (1)	17,835	18,417
Polk County FL School Dist. Sales Tax Rev.	5.000%	10/1/18 (4)	8,030	8,719
Polk County FL Util. System Rev.	5.250%	10/1/21 (3)	3,620	3,865
Port St. Lucie FL Special Assessment Rev.
(Southwest Annexation Dist.)	5.000%	7/1/27 (1)	10,000	10,183
Sarasota County FL Util. System Rev.	7.000%	10/1/09 (3)	6,260	6,548
Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/17 (3)	2,400	2,727
Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/19 (3)	3,595	4,111
Seminole County FL Water & Sewer Rev.	6.000%	10/1/09 (1)	1,800	1,860
Seminole County FL Water & Sewer Rev.	6.000%	10/1/12 (1)	5,000	5,453
Seminole County FL Water & Sewer Rev.	6.000%	10/1/19 (1)(ETM)	4,000	4,660
Seminole County FL Water & Sewer Rev.	6.000%	10/1/19 (1)	2,350	2,706
Seminole County FL Water & Sewer Rev.	5.000%	10/1/36	5,000	5,151
South Broward FL Hosp. Dist. Rev.	5.625%	5/1/12 (1)(Prere.)	12,000	13,221
South Broward FL Hosp. Dist. Rev.	5.000%	5/1/35 (1)	5,050	5,116
South Florida Water Management Dist.	5.000%	10/1/36 (2)	10,000	10,265
South Miami FL Health Fac. Auth. Hosp. Rev.
(Baptist Health South FL Obligated Group)	5.000%	8/15/22	5,000	5,147
St. John's County FL IDA Health Care
(Vicars Landing Project)	5.000%	2/15/17	1,765	1,795
St. John's County FL Ponte
Verda Utility Systems Rev.	5.000%	10/1/30 (4)	3,650	3,767
St. John's County FL School Board
(St. Johns School Master Lease Program)	5.000%	7/1/18 (1)	7,495	8,043
St. Lucie County FL Util. System Rev.	6.500%	10/1/08 (3)(ETM)	2,535	2,595
St. Lucie County FL Util. System Rev.	5.500%	10/1/15 (3)(ETM)	5,000	5,506
1St. Lucie County FL Util. System Rev.	6.000%	10/1/20 (3)(ETM)	5,515	6,595
Sunrise FL Util. System Rev.	5.200%	10/1/22 (2)	17,805	19,380
Sunshine State Florida Govt.
Financing Comm. Rev. VRDO	3.670%	12/3/07 (2)	2,585	2,585
Tallahassee FL Energy System Rev.	5.250%	10/1/13 (4)	4,380	4,780
Tallahassee FL Energy System Rev.	5.250%	10/1/14 (4)	3,980	4,383
Tallahassee FL Energy System Rev.	5.250%	10/1/15 (4)	5,240	5,805
Tamarac FL Water & Sewer Util. Rev.	5.900%	10/1/11 (3)(ETM)	2,810	2,970
Tampa FL Health System Rev.
(Catholic Healthcare East)	5.250%	11/15/11 (1)	4,575	4,745
UCF Athletic Assn. Inc. Florida COP	5.000%	10/1/35 (3)	2,900	2,964

Outside Florida:
Puerto Rico Convention Center Dist. Auth.
Hotel Occupancy Tax Rev.	5.000%	7/1/27 (11)	8,400	8,648
Puerto Rico GO	5.250%	7/1/13 (Prere.)	4,225	4,638
Puerto Rico GO	5.250%	7/1/16	5,000	5,226
Puerto Rico GO	5.250%	7/1/18	6,500	6,735

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Puerto Rico GO	5.250%	7/1/19	775	800
Puerto Rico Infrastructure Financing Auth.
Special Obligation Bonds	5.500%	10/1/40	24,000	25,375
Puerto Rico Muni. Finance Agency	6.000%	8/1/09 (4)(Prere.)	6,000	6,327
Puerto Rico Muni. Finance Agency	5.250%	8/1/18 (4)	5,000	5,336
Puerto Rico Public Buildings Auth.
Govt. Fac. Rev. PUT	5.000%	7/1/12 (2)	12,000	12,539
Puerto Rico Sales Tax Financing Corp. Rev.	0.000%	8/1/54 (2)	5,500	496
Puerto Rico Sales Tax Financing Corp. Rev.	0.000%	8/1/56	10,200	777
Total Municipal Bonds (Cost $1,069,882)				1,110,299
Other Assets and Liabilities (1.0%)
Other Assets—Note B				15,509
Liabilities				(4,002)
				11,507
Net Assets (100%)				1,121,806

At November 30, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	1,081,834
Undistributed Net Investment Income	—
Overdistributed Net Realized Losses	(450)
Unrealized Appreciation
Investment Securities	40,417
Futures Contracts	5
Net Assets	1,121,806

Investor Shares—Net Assets
Applicable to 22,858,580 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	263,487
Net Asset Value Per Share—Investor Shares	$11.53

Admiral Shares—Net Assets
Applicable to 74,462,941 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	858,319
Net Asset Value Per Share—Admiral Shares	$11.53

•	See Note A in Notes to Financial Statements.
1	Securities with a value of $1,674,000 have been segregated as initial margin for open futures contracts.
2	See Note D in Notes to Financial Statements for the tax-basis components of net assets. For a key to abbreviations and other references, see page 18.

Key to Abbreviations

ARS	—Auction Rate Security.
BAN	—Bond Anticipation Note.
COP	—Certificate of Participation.
CP	—Commercial Paper.
FR	—Floating Rate.
GAN	—Grant Anticipation Note.
GO	—General Obligation Bond.
IDA	—Industrial Development Authority Bond.
IDR	—Industrial Development Revenue Bond.
PCR	—Pollution Control Revenue Bond.
PUT	—Put Option Obligation.
RAN	—Revenue Anticipation Note.
TAN	—Tax Anticipation Note.
TOB	—Tender Option Bond.
TRAN	—Tax Revenue Anticipation Note.
UFSD	—Union Free School District.
USD	—United School District.
VRDO	—Variable Rate Demand Obligation.
(ETM)	—Escrowed to Maturity.
(Prere.)	—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1)	MBIA (Municipal Bond Insurance Association).
(2)	AMBAC (Ambac Assurance Corporation).
(3)	FGIC (Financial Guaranty Insurance Company).
(4)	FSA (Financial Security Assurance).
(5)	BIGI (Bond Investors Guaranty Insurance).
(6)	Connie Lee Inc.
(7)	FHA (Federal Housing Authority).
(8)	CapMAC (Capital Markets Assurance Corporation).
(9)	American Capital Access Financial Guaranty Corporation.
(10)	XL Capital Assurance Inc.
(11)	CIFG (CDC IXIS Financial Guaranty).
(12)	Assured Guaranty Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Statement of Operations

Year Ended
November 30, 2007
($000)
Investment Income
Income
Interest	52,945
Total Income	52,945
Expenses
The Vanguard Group—Note B
Investment Advisory Services	97
Management and Administrative
Investor Shares	301
Admiral Shares	411
Marketing and Distribution
Investor Shares	72
Admiral Shares	154
Custodian Fees	11
Auditing Fees	22
Shareholders’ Reports
Investor Shares	7
Admiral Shares	3
Trustees’ Fees and Expenses	1
Total Expenses	1,079
Expenses Paid Indirectly—Note C	(16)
Net Expenses	1,063
Net Investment Income	51,882
Realized Net Gain (Loss)
Investment Securities Sold	5,567
Futures Contracts	689
Realized Net Gain (Loss)	6,256
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(26,150)
Futures Contracts	210
Change in Unrealized Appreciation (Depreciation)	(25,940)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,198

Statement of Changes in Net Assets

	Year Ended November 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51,882	53,612
Realized Net Gain (Loss)	6,256	1,349
Change in Unrealized Appreciation (Depreciation)	(25,940)	14,923
Net Increase (Decrease) in Net Assets Resulting from Operations	32,198	69,884
Distributions
Net Investment Income
Investor Shares	(12,428)	(13,796)
Admiral Shares	(39,454)	(39,816)
Realized Capital Gain[1]
Investor Shares	(429)	(1,167)
Admiral Shares	(1,298)	(3,149)
Total Distributions	(53,609)	(57,928)
Capital Share Transactions—Note F
Investor Shares	(32,472)	(22,136)
Admiral Shares	(27,434)	40,608
Net Increase (Decrease) from Capital Share Transactions	(59,906)	18,472
Total Increase (Decrease)	(81,317)	30,428
Net Assets
Beginning of Period	1,203,123	1,172,695
End of Period	1,121,806	1,203,123

1	Includes fiscal 2007 and 2006 short-term gain distributions totaling $1,727,000 and $1,077,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.73	$11.62	$11.79	$12.00	$11.74
Investment Operations
Net Investment Income	.515	.513	.509	.506	.505
Net Realized and Unrealized Gain (Loss)
on Investments	(.183)	.152	(.153)	(.074)	.346
Total from Investment Operations	.332	.665	.356	.432	.851
Distributions
Dividends from Net Investment Income	(.515)	(.513)	(.509)	(.506)	(.505)
Distributions from Realized Capital Gains	(.017)	(.042)	(.017)	(.136)	(.086)
Total Distributions	(.532)	(.555)	(.526)	(.642)	(.591)
Net Asset Value, End of Period	$11.53	$11.73	$11.62	$11.79	$12.00

Total Return[1]	2.94%	5.90%	3.04%	3.70%	7.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$263	$301	$320	$679	$714
Ratio of Total Expenses to
Average Net Assets	0.15%	0.16%	0.16%	0.14%	0.17%
Ratio of Net Investment Income to
Average Net Assets	4.47%	4.44%	4.31%	4.27%	4.23%
Portfolio Turnover Rate	16%	25%	13%	7%	19%

1	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.73	$11.62	$11.79	$12.00	$11.74
Investment Operations
Net Investment Income	.523	.522	.518	.513	.512
Net Realized and Unrealized Gain (Loss)
on Investments	(.183)	.152	(.153)	(.074)	.346
Total from Investment Operations	.340	.674	.365	.439	.858
Distributions
Dividends from Net Investment Income	(.523)	(.522)	(.518)	(.513)	(.512)
Distributions from Realized Capital Gains	(.017)	(.042)	(.017)	(.136)	(.086)
Total Distributions	(.540)	(.564)	(.535)	(.649)	(.598)
Net Asset Value, End of Period	$11.53	$11.73	$11.62	$11.79	$12.00

Total Return	3.01%	5.98%	3.12%	3.76%	7.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$858	$902	$852	$458	$466
Ratio of Total Expenses to
Average Net Assets	0.08%	0.09%	0.09%	0.09%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.54%	4.51%	4.39%	4.32%	4.29%
Portfolio Turnover Rate	16%	25%	13%	7%	19%

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Florida Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2007, the fund had contributed capital of $92,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2007, these arrangements reduced the fund’s management and administrative expenses by $14,000 and custodian fees by $2,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $921,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2007, the fund had short-term and long-term capital gains of $578,000 and $4,148,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $5,172,000 through November 30, 2007, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2007, the cost of investment securities for tax purposes was $1,075,054,000. Net unrealized appreciation of investment securities for tax purposes was $35,245,000, consisting of unrealized gains of $39,131,000 on securities that had risen in value since their purchase and $3,886,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2007, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
30-Year U.S. Treasury Bond	(84)	9,844	5

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended November 30, 2007, the fund purchased $177,381,000 of investment securities and sold $228,270,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	43,314	3,780	68,317	5,901
Issued in Lieu of Cash Distributions	8,789	763	10,379	897
Redeemed	(84,575)	(7,347)	(100,832)	(8,709)
Net Increase (Decrease)—Investor Shares	(32,472)	(2,804)	(22,136)	(1,911)
Admiral Shares
Issued	127,028	11,030	183,186	15,817
Issued in Lieu of Cash Distributions	25,997	2,258	28,240	2,440
Redeemed	(180,459)	(15,694)	(170,818)	(14,769)
Net Increase (Decrease)—Admiral Shares	(27,434)	(2,406)	40,608	3,488

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning December 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of November 30, 2007, no provision for income tax would be required in the fund’s financial statements.

Report of Independent Registered

Public Accounting Firm

To the Trustees and Shareholders of Vanguard Florida Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Long-Term Tax-Exempt Fund (the “Fund”) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 11, 2008

Special 2007 tax information (unaudited) for Vanguard Florida Long-Term Tax-Exempt Fund

This information for the fiscal year ended November 30, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $855,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Florida Long-Term Tax-Exempt Fund	5/31/2007	11/30/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,027.54	$0.76
Admiral Shares	1,000.00	1,027.19	0.41
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.32	$0.76
Admiral Shares	1,000.00	1,024.67	0.41

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for Investor Shares and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 27 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years:
Trustee since May 1987;	Chairman of the Board, Chief Executive Officer, and
Chairman of the Board and	Director/Trustee of The Vanguard Group, Inc., and of
Chief Executive Officer	each of the investment companies served by
148 Vanguard Funds Overseen	The Vanguard Group.

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years:
Trustee since January 2001	Applecore Partners (pro bono ventures in education);
148 Vanguard Funds Overseen	Senior Advisor to Greenwich Associates (international
business strategy consulting); Successor Trustee of
Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the
Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years:
Trustee since December 2001[2]	Chairman, President, and Chief Executive Officer of
148 Vanguard Funds Overseen	Rohm and Haas Co. (chemicals); Board Member of the
American Chemistry Council; Director of Tyco
International, Ltd. (diversified manufacturing and
services) since 2005; Trustee of Drexel University and of
the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years:
Trustee since June 2006	President of the University of Pennsylvania since 2004;
148 Vanguard Funds Overseen	Professor in the School of Arts and Sciences,
Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University
Center for Human Values (1990–2004), Princeton
University; Director of Carnegie Corporation of New York
since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of
Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years:
Trustee since July 1998	Corporate Vice President and Chief Global Diversity
148 Vanguard Funds Overseen	Officer since 2006, Vice President and Chief Information
Officer (1997–2005), and Member of the Executive
Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical
Center at Princeton and Women’s Research and
Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee since December 2004	George Gund Professor of Finance
148 Vanguard Funds Overseen	and Banking, Harvard Business School; Senior Associate
Dean, Director of Faculty Recruiting, and Chair of
Finance Faculty, Harvard Business School; Director and
Chairman of UNX, Inc. (equities trading firm) since 2003;
Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee since January 1993	Chairman, President, Chief Executive Officer, and
148 Vanguard Funds Overseen	Director of NACCO Industries, Inc. (forklift
trucks/housewares/lignite); Director of Goodrich
Corporation (industrial products/aircraft systems and
services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee since April 1985	Retired Chairman and Chief Executive
148 Vanguard Funds Overseen	Officer of Rohm and Haas Co. (chemicals); Director of
Cummins Inc. (diesel engines) and
AmerisourceBergen Corp. (pharmaceutical distribution);
Trustee of Vanderbilt University
and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Treasurer since July 1998	Principal of The Vanguard Group, Inc.;
148 Vanguard Funds Overseen	Treasurer of each of the investment companies served
by The Vanguard Group.

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Secretary since July 2005	Managing Director of The Vanguard Group, Inc.,
148 Vanguard Funds Overseen	since 2006; General Counsel of The Vanguard Group
since 2005; Secretary of The Vanguard Group, and of
each of the investment companies served by
The Vanguard Group, since 2005; Principal of
The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the
ship logo are trademarks of
The Vanguard Group, Inc.

Direct Investor Account Services > 800-662-2739	All other marks are the exclusive property of
their respective owners.
Institutional Investor Services > 800-523-1036
All comparative mutual fund data are from
Text Telephone for People	Lipper Inc. or Morningstar, Inc., unless
otherwise noted.
With Hearing Impairment > 800-952-3335

This material may be used in conjunction	You can obtain a free copy of Vanguard’s
with the offering of shares of any Vanguard	proxy voting guidelines by visiting our
fund only if preceded or accompanied by	website, www.vanguard.com,
the fund’s current prospectus.	and searching for “proxy voting guidelines,” or
by calling Vanguard at 800-662-2739.
The guidelines are also available from the
SEC’s website, www.sec.gov. In addition,
you may obtain a free report on how your
fund voted the proxies for securities it owned
during the 12 months ended June 30.
To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about
your fund at the SEC’s Public Reference
Room in Washington, D.C. To find out more
about this public service, call the SEC at
202-551-8090. Information about your fund is
also available on the SEC’s website, and you
can receive copies of this information, for a
fee, by sending a request in either of two
ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail
addressed to the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

Q180 012008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2007: $22,000

Fiscal Year Ended November 30, 2006: $23,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2007: $2,835,320

Fiscal Year Ended November 30, 2006: $2,347,620

(b)   Audit-Related Fees.

Fiscal Year Ended November 30, 2007: $630,400

Fiscal Year Ended November 30, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended November 30, 2007: $215,900

Fiscal Year Ended November 30, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended November 30, 2007: $0

Fiscal Year Ended November 30, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2007: $215,900

Fiscal Year Ended November 30, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUND
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: January 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUND
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: January 17, 2008

VANGUARD FLORIDA TAX-FREE FUND
BY:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: January 17, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.